SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                  FORM 8-K


                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 24, 2003


              GENERAL EMPLOYMENT ENTERPRISES, INC.
     (Exact name of registrant as specified in its charter)


          Illinois                  001-05707             36-6097429
(State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)             File Number)      Identification Number)


     One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois    60181
           (Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code:  (630) 954-0400





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits
The following exhibit is filed as part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated April 24, 2003.

Item 9.  Regulation FD Disclosure, and Item 12. Results of
Operations and Financial Condition

On April 24, 2003, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the quarterly period ended March 31, 2003. A copy of the press release is furnished as an exhibit to this Form 8-K Current Report.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          GENERAL EMPLOYMENT ENTERPRISES, INC.
                                    (Registrant)


Date:  April 25, 2003         By:  /s/ Kent M. Yauch
                              Kent M. Yauch
                              Vice President, Chief Financial
                              Officer and Treasurer